PERPETUAL INDUSTRIES INC.
NOTICE OF GRANT

Capitalized but otherwise undefined terms in this Notice of Grant and the attached Stock Option Agreement shall have the same defined meanings as in the 2014 Stock Option Plan.

Optionee:

Address:

Fax and/or email:

You have been granted an option (the “Option”) to purchase Common Stock of the Corporation, subject to the terms and conditions of the Plan and the attached Stock Option Agreement, as follows:

Date of Grant:

Option Price per Share:

Total Number of Shares Granted:

Total Option Price:

Type of Option: Nonqualified Stock Option

Term/Expiration Date: ______________________ years after Date of Grant

Vesting Schedule: The Option shall vest immediately.

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Optionee’s Initials

PERPETUAL INDUSTRIES INC.
2014 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

The attached Notice of Grant (the “Notice of Grant”) is expressly incorporated herein and made a part hereof.

This STOCK OPTION AGREEMENT (the “Agreement”), dated as of the Date of Grant set forth in the Notice of Grant, is made by and between PERPETUAL INDUSTRIES INC., a Nevada corporation (the “Corporation”), and the Optionee set forth in the attached Notice of Grant. The term Optionee as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require.

BACKGROUND. Pursuant to the Corporation’s 2014 Stock Option Plan (the “Plan”), the Corporation, acting through the Administrator, approved the issuance to the Optionee of the option to purchase shares of Common Stock in the Corporation, upon the terms and conditions set forth hereinafter and in the Notice of Grant.

NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

1.

Option; Option Price. On behalf of the Corporation, the Administrator hereby grants to the Optionee the Option set forth in the Notice of Grant to purchase, subject to the terms and conditions of this Agreement and the Plan (which is incorporated by reference herein and which in all cases shall control in the event of any conflict with the terms, definitions and provisions of this Agreement), that number of shares of Common Stock of the Corporation set forth in the Notice of Grant, at an exercise price per share equal to the Option Price set forth in the Notice of Grant (the “Optioned Shares”). A copy of the Plan as in effect on the date hereof has been supplied to the Optionee, and the Optionee hereby acknowledges receipt thereof.

2.

Term. The term (the “Option Term”) of the Option shall commence on the Date of Grant and shall expire on the Expiration Date set forth in the Notice of Grant, unless such Option shall theretofore have been terminated in accordance with the terms of the Notice of Grant, this Agreement or of the Plan.

3.

Time of Exercise. Shares may be purchased at any time thereafter prior to the expiration or termination of the Option.

4.

Procedure for Exercise.

(a)

The Option may be exercised in whole or in part but in any case in a quantity that is a multiple of 1,000 shares, by delivery of a written notice in the form attached as Exhibit A hereto (the “Notice”) from the Optionee to the Administrator, which Notice shall be completed in accordance with the provisions of the Plan, including without limitation the Plan’s sections 5, 6, and 7 and be accompanied by an amount and form of payment approved in advance by the Administrator.

(b)

The Corporation shall issue a Stock Certificate in the name of the Optionee, or such other person exercising the Option as permitted under the Plan’s section 6.4(d), for the Optioned Shares as soon as practicable after receipt of the Notice and payment. The Optionee may instruct that the shares be issued in the name of a designated entity of Optionee’s choice, subject to the approval of the Administrator, by so indicating in section 1 of the Notice.

(c)

The Option shall be exercisable only on such date or dates and during such period and for such number of shares of Common Stock as are set forth in this Agreement.

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Optionee’s Initials

(d)

At the Administrator’s discretion further to the Plan’s section 5.2 and in any case upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), relating to the shares of Common Stock issuable upon exercise of the Option, the Administrator may, as a condition to the exercise of the Option, require the Optionee (i) to execute an Investment Representation Statement substantially in the form set forth in Exhibit B hereto and (ii) to make such other representations and warranties as are deemed appropriate by counsel to the Corporation.

(e)

Stock Certificates representing shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Administrator, bear an appropriate restrictive legend referring to the Securities Act. No shares of Common Stock shall be issued and delivered upon the exercise of the Option unless and until the Corporation and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

(f)

Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws and regulations, the Options shall be exercisable, in full or in part, at any time after vesting, until termination, provided that the Optionee shall be precluded from selling, transferring or otherwise disposing of any Optioned Shares during the six months immediately following the grant of the Options, and shall be limited to a resale volume not exceeding 1% of the Company’s issued and outstanding stock in any three month period. If less than all of the Optioned Shares included in the vested portion of any Options are purchased, the remainder or a portion thereof may be purchased at any subsequent time prior to the Expiration Date. Only Optioned Shares in a multiple of 1,000 shares may be issued pursuant to the exercise of any Options, and to the extent that any Option covers less than 1,000 Optioned Shares, it is not exercisable.

5.

Specific Performance. Optionee expressly agrees that the Corporation will be irreparably damaged if the provisions of this Agreement and the Plan are not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement or the Plan by the Optionee, the Corporation shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or decree for specific performance, in accordance with the provisions hereof and thereof. The Administrator shall have the power to determine what constitutes a breach or threatened breach of this Agreement or the Plan. Any such determinations shall be final and conclusive and binding upon the Optionee.

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Optionee’s Initials

6.

Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered or sent by fax or email, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to the Optionee, to the address (or fax number or email address) set forth on the Notice of Grant; and

if to the Corporation, to its principal executive office as specified in any report filed by the Corporation with the Securities and Exchange Commission or to such address as the Corporation may have specified to the Optionee in writing, Attention: Corporate Secretary.

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, or when faxed or emailed, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

7.

Representations and Warranties. The Optionee hereby represents and warrants to and covenants with the Corporation (which representations, warranties and covenants shall survive the termination of this Agreement) that:

(a)

the Optionee is a director, officer, Employee or Consultant of the Corporation or Subsidiary or Parent of the Corporation;

(b)

if the Optionee is a consultant and resident in Canada, the Optionee:

(i)

is engaged to provide services to the Corporation or a related entity of the Corporation, other than services provided in relation to a distribution,

(ii)

provides the services under a written contract with the Corporation or a related entity of the issuer, and

(iii)

spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer;

(c)

if an Employee or Consultant of the Corporation or Subsidiary or Parent of the Corporation, the Optionee is a bona fide Employee or Consultant of the Corporation or Subsidiary or Parent of the Corporation;

8.

No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

9.

Optionee Undertaking. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Corporation may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

10.

Modification of Rights. The rights of the Optionee are subject to modification and termination in certain events as provided in this Agreement and the Plan.

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Optionee’s Initials

11.

Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada applicable to contracts made and to be wholly performed therein, without giving effect to its conflicts of laws principles.

12.

Counterparts; Fax or Email Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Fax or email execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

13.

Entire Agreement. This Agreement (including the Notice of Grant) and the Plan, and, upon execution, the Notice and Investment Representation Statement, constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

14.

Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

15.

WAIVER OF JURY TRIAL. THE OPTIONEE HEREBY EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

16.

Definitions. All terms capitalized but not defined herein or in the Notice of Grant shall have the meaning ascribed to them in the Plan.

IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the date first written above.

PERPETUAL INDUSTRIES INC.

By:    _____________________________________________

          Name:

          Title:

Optionee:

______________________________

Name:

NOTE RE: EXHIBITS

EXHIBITS A AND B ARE TO BE SIGNED WHEN OPTIONS
ARE EXERCISED, NOT WHEN OPTION AGREEMENT IS SIGNED.

EXHIBIT A

PERPETUAL INDUSTRIES INC.

2014 STOCK OPTION PLAN

EXERCISE NOTICE

PERPETUAL INDUSTRIES INC.

Attention:           Corporate Secretary

1.

Exercise of Option. Effective as of  ___________________________________________, 20_______, the undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase:

___________________shares [quantity must be a multiple of 1,000]

of the Common Stock (the “Shares”) of PERPETUAL INDUSTRIES INC. (the “Corporation”) under and pursuant to the 2014 Stock Option Plan (the “Plan”) and the Stock Option Agreement between the Optionee and Corporation dated _____________________, 20__(the “Stock Option Agreement”). The Shares shall be issued in the name of _________________________________________________________________.

2.

Representations of the Optionee. The Optionee acknowledges that the Optionee has received, read and understood the Plan and the Stock Option Agreement (including Notice of Grant) and agrees to abide by and be bound by their terms and conditions.

3.

Tax Consultation. The Optionee has in particular reviewed the 2014 Stock Option Plan’s section 7 captioned “Tax Effect on Optionee, and Stock Withholding to Satisfy Withholding Tax Obligations” and understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Corporation for any tax advice.

4.

Successors and Assigns. The Corporation may assign any of its rights under the Stock Option Agreement to single or multiple assignees (who may be stockholders, officers, directors, employees or consultants of the Corporation), and this Agreement shall inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer set forth in the Stock Option Agreement, this Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

5.

Interpretation. Any dispute regarding the interpretations of this Agreement shall be submitted by the Optionee or by the Corporation forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Corporation and on the Optionee.

6.

Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given if given in the manner specified in the Stock Option Agreement.

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Optionee’s Initials

7.

Delivery of Payment.

(a)

The Optionee herewith delivers to the Corporation the full Option Price for the Shares in accordance with 2014 Stock Option Plan section 6.2, in the following manner:

(b)

The Optionee herewith delivers to the Corporation the full Withholding Tax in accordance with 2014 Stock Option Plan section 7.2, in the following manner:

8.

Entire Agreement. The Plan, the Notice of Grant, and the Stock Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Notice of Grant, the Stock Option Agreement, and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Corporation and the Optionee with respect to the subject matter hereof.

Submitted by:	Accepted by:
OPTIONEE	PERPETUAL INDUSTRIES INC.

Signature	Signature

Printed Name	Printed Name

Printed Title

EXHIBIT B

PERPETUAL INDUSTRIES INC.

2014 STOCK OPTION PLAN

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

CORPORATION:  PERPETUAL INDUSTRIES INC.

SECURITY: Common Stock

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Corporation the following:

(a)

The Optionee is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Securities. The Optionee is acquiring these Securities for investment for the Optionee’s own account only and not with a view to, or for resale in connection with, a “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)

The Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein. In this connection, the Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Corporation is under no obligation to register the Securities. The Optionee understands that the Stock Certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Corporation and other legends required under the applicable state or federal securities laws.

(c)

Pursuant to section 5.2 of the 2014 Stock Option Plan and 4(d) of the Stock Option Agreement, the Optionee makes the following additional representations:

Signature of Optionee: _____________________________